                               AMENDMENT NO. 17 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and AIM DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the addition of Institutional Class of AIM Small Company Growth Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (All Classes of Shares Except Class B Shares)

AIM COMBINATION STOCK & BOND FUNDS
   AIM Core Stock Fund -                           Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

   AIM Total Return Fund -                         Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

AIM COUNSELOR SERIES TRUST
   AIM Advantage Health Sciences Fund -            Class A
                                                   Class C

   AIM Multi-Sector Fund -                         Class A
                                                   Class C
                                                   Institutional Class

AIM EQUITY FUNDS
   AIM Aggressive Growth Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Blue Chip Fund -                            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Capital Development Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Charter Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Constellation Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Dent Demographic Trends Fund -              Class A
                                                   Class C

   AIM Diversified Dividend Fund -                 Class A
                                                   Class C
                                                   Investor Class

   AIM Emerging Growth Fund -                      Class A
                                                   Class C

   AIM Large Cap Basic Value Fund -                Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Large Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Mid Cap Growth Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Select Basic Value Fund -                   Class A
                                                   Class C

   AIM Weingarten Fund -                           Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM FUNDS GROUP
   AIM Balanced Fund -                             Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Basic Balanced Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM European Small Company Fund -               Class A
                                                   Class C

   AIM Global Value Fund -                         Class A
                                                   Class C

   AIM International Small Company Fund -          Class A
                                                   Class C

   AIM Mid Cap Basic Value Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Premier Equity Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Select Equity Fund -                        Class A
                                                   Class C

   AIM Small Cap Equity Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM GROWTH SERIES
   AIM Basic Value Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Conservative Allocation Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Global Equity Fund -                        Class A
                                                   Class C
                                                   Institutional Class

   AIM Growth Allocation Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Mid Cap Core Equity Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Moderate Allocation Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Moderate Growth Allocation Fund -           Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Moderately Conservative Allocation Fund -   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Small Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
   AIM Asia Pacific Growth Fund -                  Class A
                                                   Class C

   AIM European Growth Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

   AIM Global Aggressive Growth Fund -             Class A
                                                   Class C

   AIM Global Growth Fund -                        Class A
                                                   Class C

   AIM International Core Equity Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM International Growth Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT FUNDS
   AIM Developing Markets Fund -                   Class A
                                                   Class C

   AIM Global Health Care Fund -                   Class A
                                                   Class C
                                                   Investor Class

   AIM Libra Fund -                                Class A
                                                   Class C

   AIM Trimark Endeavor Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Trimark Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Trimark Small Companies Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT SECURITIES FUNDS
   AIM Global Real Estate Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM High Yield Fund -                           Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

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   AIM Income Fund -                               Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

   AIM Intermediate Government Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Limited Maturity Treasury Fund -            Class A
                                                   Class A3
                                                   Institutional Class

   AIM Money Market Fund -                         AIM Cash Reserve Shares
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Municipal Bond Fund -                       Class A
                                                   Class C
                                                   Investor Class

   AIM Real Estate Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Short Term Bond Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Total Return Bond Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM SECTOR FUNDS

   AIM Energy Fund -                               Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

   AIM Financial Services Fund -                   Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

   AIM Gold & Precious Metals Fund -               Class A
                                                   Class C
                                                   Investor Class

   AIM Health Sciences Fund -                      Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

   AIM Leisure Fund -                              Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

   AIM Technology Fund - Class A                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

   AIM Utilities Fund -                            Class A
                                                   Class C
                                                   Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
   AIM Opportunities I Fund -                      Class A
                                                   Class C

   AIM Opportunities II Fund -                     Class A
                                                   Class C

   AIM Opportunities III Fund -                    Class A
                                                   Class C

AIM STOCK FUNDS
   AIM Dynamics Fund -                             Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

   AIM Mid Cap Stock Fund -                        Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

   AIM Small Company Growth Fund -                 Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

   AIM S&P 500 Index Fund -                        Institutional Class
                                                   Investor Class

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AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund -                Class A
                                                   Class C

   AIM Tax-Exempt Cash Fund -                      Class A
                                                   Investor Class

   AIM Tax-Free Intermediate Fund -                Class A
                                                   Class A3
                                                   Institutional Class

AIM TREASURER'S SERIES TRUST
   Premier U.S. Government Money Portfolio         Investor Class"

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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 13, 2005

                                        Each Fund (listed on Schedule A) on
                                        behalf of the Shares of each Portfolio
                                        listed on Schedule A


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                                Robert H. Graham
                                                President


                                        AIM DISTRIBUTORS, INC.


                                        By: /s/ Gene L. Needles
                                            ------------------------------------
                                                Gene L. Needles
                                                President

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